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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 1998



                                  AVIGEN, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)



           0-28272                                 13-3647113
    (Commission File No.)              (I.R.S. Employer Identification No.)



                       1201 HARBOR BAY PARKWAY, SUITE 1000
                            ALAMEDA, CALIFORNIA 94502
              (Address of principal executive offices and zip code)



                                 (510) 748-7150
              (Registrant's telephone number, including area code)


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Item 5.  Other Matters

     In August and September 1998, the Company completed a successful private placement, raising approximately $2.7 million. In connection with the private placement the Company issued 1,196,615 shares of Common Stock and Warrants to acquire 239,323 shares at the closing NASDAQ market price on various dates at exercise prices ranging from $2.18 to $3.67 per share. The attached August, 1998 unaudited proforma financial statements reflect the proceeds of the private placement.




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Item 7.  Exhibits

Exhibit 1.     Press Release Dated October 9, 1998

Exhibit 2.     Proforma August 31, 1998 Balance Sheet and Income Statement


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        AVIGEN, INC.


DATE:   OCTOBER 9, 1998


                                        BY:  ________________________________
                                              THOMAS J. PAULSON
                                              VICE PRESIDENT, FINANCE AND
                                              CHIEF FINANCIAL OFFICER





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                                INDEX TO EXHIBITS



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Exhibit 1.     Press Release Dated October 9, 1998

Exhibit 2.     Proforma August 31, 1998 Balance Sheet
               and Income Statement

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